UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2011

SABRA HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code: (888) 393-8248

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On August 1, 2011, Sabra Health Care REIT, Inc. (“Sabra”) completed the previously disclosed acquisition of four skilled nursing facilities from Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC (collectively, the “Sellers”). The four skilled nursing facilities—Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare—are located in Delaware, range in age from two to 15 years and have a combined total of 500 beds. The purchase price of $97.5 million was funded with available cash and a portion of the proceeds to Sabra from an underwritten public offering of 11.7 million newly issued shares of its common stock on August 1, 2011.

In connection with the acquisition, Sabra, through an indirect wholly owned subsidiary, entered into a 15-year triple-net master lease agreement (the “Lease”) with the Sellers, which will provide an initial yield on cash rent of 8.75%. The Lease provides for annual rent escalations of 3.0%, resulting in annual lease revenues determined in accordance with U.S. generally accepted accounting principles of $10.6 million, and two five-year renewal options.

Item 9.01	Financial Statements and Exhibits

(a)
Financial Statements of Real Estate Acquired. Sabra intends to file, by amendment to this Form 8-K, the financial statements required by this item no later than 71 days after the date this Form 8-K is required to be filed.

(b)
Pro Forma Financial Information. Sabra intends to file, by amendment to this Form 8-K, the pro-forma financial information required by this item no later than 71 days after the date this Form 8-K is required to be filed.

(d)	Exhibits.
2.1
Purchase and Sale Agreement and Joint Escrow Instructions, dated July 8, 2011, by and between Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC, and Sabra Health Care REIT, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Sabra Health Care REIT, Inc. on July 11, 2011).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/S/ HAROLD W. ANDREWS, JR.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary
Dated: August 4, 2011

EXHIBIT INDEX

Exhibit Number	Description
2.1
Purchase and Sale Agreement and Joint Escrow Instructions, dated July 8, 2011, by and between Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC, and Sabra Health Care REIT, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Sabra Health Care REIT, Inc. on July 11, 2011).